Exhibit 99.3

The unaudited pro forma consolidated condensed financial statements of FNDS3000 Corp. and the Atlas Merchant Services, Inc. reflect pro forma adjustments for certain transactions that are required as a condition to the acquisition, as if such transactions had occurred as of September 1, 2006 for purposes of the unaudited pro forma consolidated condensed balance sheet, at August 31, 2007 and the unaudited pro forma consolidated condensed statement of operations for the year ended August 31, 2007 and at September 1, 2006 for purposes of the unaudited pro forma consolidated condensed balance sheet, at May 31, 2008 and the unaudited pro forma consolidated condensed statement of operations for the nine months ended May 31, 2008.

FNDS3000 Corp. and Subsidiaries

(f/k/a FundsTech Corp.)

(a Development Stage Enterprise)

Consolodated Condensed Pro Forma Balance Sheets

Unaudited

	FNDS3000 Corp. August 31, 2007		Atlas Merchant Services, Inc. June 30, 2007	Pro Forma Adjustments		Pro Forma Consolidated Company
Assets
Current assets:
Cash	$34,238		$28,619	1,000,000	a	$62,857
				(1,000,000	) b
Accounts receivable	—		43,016	—		43,016
Inventories	—		9,882	—		9,882
Prepaid expenses and other current assets	14,135		—	—		14,135

Total current assets	48,373		81,517	—		129,890

Property and equipment, net	9,045		5,202			14,247
Customer lists, net	—		—	1,575,000	c	1,575,000
Intellectual property - software, net	—		—	262,500	c	262,500
Goodwill	—		—	500,000	c	500,000

Total assets	$57,418		$86,719	$2,337,500		$2,481,637

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$69,339		$21,261	$—		$90,600
Accrued payroll and benefits	—		13,933	—		13,933
Accrued income taxes	—		30,211	—		30,211
Other accrued liabilities	—		24,673	—		24,673
Notes payable	—		201,440	(201,440	) d	—

Total current liabilities	69,339		291,518	$(201,440)		$159,417

Commitments and contingencies
Stockholders’ equity:
Preferred stock; $0.001 par value, 10,000,000 shares authorized, no shares issued and outstanding	—	f	—	—		—
Common stock; $0.001 par value, 70,000,000 shares authorized, 10,642,220 shares issued and outstanding	10,642	f	—	—		10,642
Series A common stock; $1.00 par value, 5,000 shares authorized, 500 shares issued, 500 shares outstanding	—		500	(500	) e	—
Stock payable	149,900		—	—		149,900
Additional paid-in capital	2,625,670		—	2,334,141	c,d,e	4,959,811
Accumulated deficit	(2,798,133)		(205,299)	205,299	e	(2,798,133)

Total stockholders’ equity	(11,921)		(204,799)	2,538,940		2,322,220

Total liabilities and stockholders’ equity	$57,418		$86,719	$2,337,500		$2,481,637

(a)	FNDS3000 purchased Atlas for $2,950,000, cash of $1.0 million (in 4 installments) and FNDS3000 issued 5,000,000 shares of common stock at $0.39 (closing price of FNDS3000 on July 3. 2008) as consideration for acquisition equaling $1.950 million.
(b)	To make the acquisition, FNDS3000 owes $1,000,000 in cash in which $250,000 was actually paid at the close.

FNDS3000 will have to raise capital via a stock offering in the future to meet this commitment.

(c)	The aggregate purchase price of $2,950,000 is preliminarily allocated as follows: $2,100,000 - customer lists/relationships; $350,000 software (IP property) developed for Atlas; $500,000 - goodwill. The assets acquired are net of $612,500 of first year amortization.
(d)	Liabilities not assumed in connection with the Stock Purchase Agreement dated 7/03/08.
(e)	Elimination of Atlas equity.
(f)	Shares have been retroactively restated to present the 2 for 1 stock split effective January 7, 2008.

FNDS3000 Corp. and Subsidiaries

(f/k/a FundsTech Corp.)

(a Development Stage Enterprise)

Consolidated Condensed Pro Forma Statements of Operations

Unaudited

			Atlas Merchant
	FNDS3000 Corp.		Services, Inc.
	Year Ended		Twelve Months Ended	Pro Forma		Pro Forma Consolidated
	August 31, 2007		June 30, 2007	Adjustments		Company
Net sales	$33,030		$635,139	$—		$668,169
Cost of sales	50,324		71,301	—		121,625

Gross profit	(17,294)		563,838	—		546,544
Operating expenses:
Bad debt expense	17,000		—	—		17,000
General and administrative	2,722,971		191,261	612,500	a	3,526,732
Selling	—		292,453	—		292,453

Total operating expenses	2,739,971		483,714	612,500		3,836,185

Loss from operations before income tax expense	(2,757,265)		80,124	(612,500)		(3,289,641)
Provision for income tax	—		—	—		—

Net income (loss)	$(2,757,265)		$80,124	$(612,500)		$(3,289,641)

Basic and fully diluted loss per share	$(0.32	) b		(0.12)		(0.24)

Basic and fully diluted weighted average common shares outstanding	8,633,860	b		5,000,000		13,633,860

Atlas Merchant Services, Inc. Statement of Operations for the Twelve Months Ended June 30, 2007 was populated by utilizing the Six Months Ended June 30, 2007 and adding the Twelve Months Ended December 31, 2006 and deducting the Six Months Ended June 30, 2006.

(a)	The amount represents $612,500 amortization of intellectual property ($87,500) and customer list acquired ($525,000).
(b)	The shares outstanding have been retroactively restated to present the 2 for 1 stock split effective on January 7, 2008.

FNDS3000 Corp. and Subsidiaries

(f/k/a FundsTech Corp.)

(a Development Stage Enterprise)

Consolodated Condensed Pro Forma Balance Sheets

Unaudited

	FNDS3000 Corp. May 31, 2008	Atlas Merchant Services, Inc. March 31, 2008	Pro Forma Adjustments		Pro Forma Consolidated Company
Assets
Current assets:
Cash	$809,151	$10,736	—		819,887
Accounts receivable	—	61,060	—		61,060
Inventories	—	13,561	—		13,561
Prepaid expenses and other current assets	1,929	—	—		1,929

Total current assets	811,080	85,357	—		896,437
Property and equipment, net	99,949	19,026	—		118,975
Other deposits	11,480	25,000	—		36,480
Deposits	850,000	—	—		850,000
Customer lists, net	—	—	1,181,250	a	1,181,250
Intellectual property - software, net	—	—	196,875	a	196,875
Goodwill	—	—	500,000	a	500,000

Total assets	$1,772,509	$129,383	$1,878,125		$3,780,017

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$46,147	$43,539	—		89,686
Accounts payable due to related party	10,200	—	—		10,200
Other accrued liabilities	—	47,447	—		47,447
Notes payable	—	503,279	(503,279	) b	—
Accrued payroll and benefits	—	10,410	—		10,410

Total current liabilities	56,347	604,675	(503,279)		157,743

Commitments and contingencies	—	—	—		—

Stockholders’ equity:
Preferred stock; $0.001 par value, 10,000,000 shares authorized, no shares issued and outstanding	—	—	—		—
Common stock; $0.001 par value, 70,000,000 shares authorized, 21,042,990 shares issued and outstanding	21,043	—	—		21,043
Series A common stock; $1.00 par value, 5,000 shares authorized, 500 shares issued, 500 shares outstanding	—	500	(500	) c	—

Prepaid services paid in common stock	(67,500)	—	—		(67,500)
Additional paid-in capital	6,561,163	—	1,906,112	a,b,c	8,467,275
Accumulated deficit	(4,798,544)	(475,792)	475,792	c	(4,798,544)

Total stockholders’ equity	1,716,162	(475,292)	2,381,404		3,622,274

Total liabilities and stockholders’ equity	$1,772,509	$129,383	$1,878,125		$3,780,017

FNDS3000 purchased Atlas for $2,950,000, cash of $1.0 million (in 4 installments) and FNDS3000 issued 5,000,000 shares of common stock at $0.39 (closing price of FNDS3000 on July 3, 2008) as consideration for acquisition equaling $1.950 million.

(a)	The aggregate purchase price of $2,950,000 is preliminarily allocated as follows: $2,100,000 - customer lists/relationships; $350,000 software (IP property) developed for Atlas; $500,000 - goodwill. The allocated assets are net of 21 months of amortization.
(b)	Liabilities not assumed in connection with the Stock Purchase Agreement dated 7/03/08.
(c)	Elimination of Atlas equity.

FNDS3000 Corp. and Subsidiaries

(f/k/a FundsTech Corp.)

(a Development Stage Enterprise)

Consolodated Condensed Pro Forma Statements of Operations

Unaudited

	FNDS3000 Corp.	Atlas Merchant Services, Inc.	Pro Forma Adjustments		Pro Forma Consolidated Company
	Nine Months Ended
	May 31, 2008	March 31, 2008
Net sales	$20,907	$567,805	$—		$588,712
Cost of sales	11,792	79,969	—		91,761

Gross profit	9,115	487,836	—		496,951
Operating expenses:
General and administrative	2,009,526	366,581	459,375	a	2,835,482
Selling	—	395,346	—		395,346

Total operating expenses	2,009,526	761,927	459,375		3,230,828

Loss from operations before income tax expense	(2,000,411)	(274,091)	(459,375)		(2,733,877)
Provision for income tax	—	—	—		—

Net loss	$(2,000,411)	$(274,091)	$(459,375)		$(2,733,877)

Basic and fully diluted loss per share	$(0.14)		(0.10)		(0.14)

Basic and fully diluted weighted average common shares outstanding	14,292,044		5,000,000		19,292,044

Atlas Merchant Services, Inc. Statement of Operations for the Nine Months Ended March 31, 2008 was populated by utilizing the Three Months Ended March 31, 2008 and adding the Twelve Months Ended December 31, 2007 and deducting the Three Months Ended March 31, 2007.

(a)	The amount represents amortization for the nine months of $459,375 amortization of intellectual property ($393,750) and customer list acquired ($65,625).